Filed pursuant to Rule 497(k) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

Polen GROWTH FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated June 14, 2019 to the Fund’s Summary Prospectus dated September 1, 2018, as may be amended or supplemented from time to time

The information in this Supplement updates and amends certain information contained in the Summary Prospectus for the Fund and should be read in conjunction with such Summary Prospectus.

Changes to the Fund’s Portfolio Management Team

Effective July 1, 2019, Damon Ficklin will resign as Portfolio Manager and Analyst of the Fund. Dan Davidowitz and Brandon Ladoff will continue as Portfolio Managers, and will continue to be jointly and primarily responsible for the day-to-day investment activities of the Fund.

Accordingly, the Summary Prospectus is revised as follows: The section of the Summary Prospectus related to Mr. Ficklin on page 5 thereof in the Section entitled “Portfolio Managers” is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE